UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2016

FULL HOUSE RESORTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32583	13-3391527
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4670 S. Fort Apache Road, Suite 190 Las Vegas, Nevada	89147
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 221-7800

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

Standby Purchase Agreement

On October 7, 2016, Full House Resorts, Inc. (the “Company”) entered into a Standby Purchase Agreement (the “Purchase Agreement”) with Daniel R. Lee, the Company’s chief executive officer, president and a director of the Company (the “Standby Purchaser”), pursuant to which the Standby Purchaser has agreed to purchase all shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”) in the Rights Offering (described and defined in Item 8.01 below) which are not subscribed for by the rightsholders, to the extent necessary to generate $5,000,000 in gross proceeds.

Under the Purchase Agreement, the Standby Purchaser has committed to purchase, at the Subscription Price (defined in Item 8.01 below), (i) up to 1,000,000 additional shares to the extent that they are available after the rightsholders exercise their Basic Subscription Rights (defined below), and (ii) all unsubscribed shares available after the rightsholders exercise the Oversubscription Rights (defined below).

The Standby Purchaser and family trusts controlled by the Standby Purchaser collectively own 233,369 shares of our Common Stock, representing 1.2% of our outstanding Common Stock. Any shares of Common Stock issued to the Standby Purchaser in connection with the Purchase Agreement will be “restricted securities” as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”).

Consummation of the standby purchase is subject to usual and customary closing conditions. The Company has agreed to reimburse the Standby Purchaser for actual legal expenses in connection with the rights offering and the Purchase Agreement.

Registration Rights Agreement

On October 7, 2016, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Standby Purchaser, pursuant to which the Company agrees to register the shares of Common Stock purchased by the Standby Purchaser under the Purchase Agreement.

Pursuant to the Registration Rights Agreement, the Company is required to file a registration statement on Form S-3 (as amended or supplemented from time to time, the “Resale Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale all shares of Common Stock purchased by the Standby Purchaser under the Purchase Agreement. The Company must cause the Resale Registration Statement to be declared effective (i) one year after the closing date of the rights offering if the number of unsubscribed shares (not including the first 1,000,000 shares) purchased under the Standby Purchase Agreement is less than 500,000, (ii) six months after the closing date of the rights offering if the number of unsubscribed shares (not including the first 1,000,000 shares) purchased under the Purchase Agreement is equal to at least 500,000 shares, or (iii) in the event of the death or disability of the Standby Purchaser, six months after the date of death or determination of disability. Under the terms of the Registration Rights Agreement, the Resale Registration Statement must be filed no later than 60 days before the applicable date of effectiveness.

The Company is required to maintain the effectiveness of the Resale Registration Statement until the earlier of (i) the tenth anniversary of the effective date of the Resale Registration Statement, (ii) the date on which the Standby Purchaser has sold all of the securities covered by such registration statement, or (iii) the date on which the Standby Purchaser may sell all of the securities covered by such registration statement without restriction or limitation under Rule 144 promulgated under the Securities Act.

The Registration Rights Agreement further provides that in the event that (i) the Company does not file a registration statement required to be filed under the Registration Rights Agreement within the prescribed time period, (ii) the SEC has not declared effective a registration statement required to be filed under the Registration Rights Agreement within the prescribed time period, or (iii) the Resale Registration Statement ceases to be effective and available to the investors under certain circumstances, the Company shall pay to the Standby Purchaser, on the occurrence of each such event and on every monthly anniversary thereafter until the applicable event is cured, an amount in cash equal to (x) 0.50% (which increases to 1.00% following the third month anniversary of such event), multiplied by (y) the number of shares purchased under the Purchase Agreement that are not then covered, but are required to be covered, by a registration statement, multiplied by (z) the Subscription Price. The Company will not be liable for any registration delay payments in excess of 0.50% of the aggregate subscription price paid under the Purchase Agreement in any month. The maximum aggregate amount of the registration delay payments is 5.00% of the aggregate subscription price paid under the Purchase Agreement.

Other Terms

The Purchase Agreement and the Registration Rights Agreement contain ordinary and customary provisions for agreements and documents of this nature, such as representations, warranties, covenants, and indemnification obligations, as applicable. The foregoing descriptions of the Purchase Agreement and the Registration Rights Agreement do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.     Other Events.

On October 7, 2016, the Company issued a press release announcing the commencement of its $5,000,000 rights offering ("Rights Offering") on such day.

Under the terms of the Rights Offering, the Company is distributing, at no charge, non-transferable subscription rights to the holders of the Company’s Common Stock as of 5:00 p.m., Pacific time, on August 25, 2016. Each subscription right will entitle the holder to a basic subscription right (“Basic Subscription Right”) and an oversubscription right (“Oversubscription Right”). The Basic Subscription Right entitles its holder to purchase 0.2022 shares of the Company’s Common Stock, for $1.30 per share (the “Subscription Price”). Each rightsholder that exercises its Basic Subscription Right right in full will have the right to subscribe, at the Subscription Price, for additional shares, to the extent not purchased by the other rightsholders exercising their Basic Subscription Right. An Oversubscription Right may be exercised by rightsholders for unsubscribed shares in an amount up to five times a rightsholder’s Basic Subscription Right, and to the extent available following the purchase of 1,000,000 shares by the Standby Purchaser. The subscription rights will be exercisable for up to a total of 3,846,154 shares of the Company’s Common Stock.

If oversubscription requests exceed the number of unsubscribed shares, then each requesting rightsholder will receive its pro rata portion of the available shares based on the number of shares it requested under its Oversubscription Right.

If, following allocation of available shares to all rightsholders, we have allocated fewer than 3,846,154 shares (including the first 1,000,000 shares of Common Stock allocated to the Standby Purchaser), the Standby Purchaser will purchase the remaining shares in accordance with the terms of the Purchase Agreement.

The subscription rights may be exercised until 5:00 p.m. Eastern time, on October 28, 2016, as more fully described in the prospectus. The rights offering period may be extended by the Company for up to 14 days.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit 10.1	Standby Purchase Agreement, dated October 7, 2016, between the Company and Daniel R. Lee.
	Exhibit 10.2	Registration Rights Agreement, dated October 7, 2016, between the Company and Daniel R. Lee.
	Exhibit 99.1	Press Release of the Company dated October 7, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Full House Resorts, Inc.

Date: October 7, 2016	/s/ Lewis A. Fanger
Lewis A. Fanger, Senior Vice President, Chief Financial Officer & Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Standby Purchase Agreement, dated October 7, 2016, between the Company and Daniel R. Lee.
10.2	Registration Rights Agreement, dated October 7, 2016, between the Company and Daniel R. Lee.
99.1	Press Release of the Company dated October 7, 2016.